SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 333-139427)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. 3	[X]
and
REGISTRATION STATEMENT (No. 811-21991)
UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 3	[X]

Fidelity Rutland Square Trust II
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Stephen D. Fisher, Esq.	With copies to:
Secretary and Chief Legal Officer	Joseph R. Fleming, Esq.
82 Devonshire Street	Dechert LLP
Boston, Massachusetts 02109	200 Clarendon Street, 27th Floor
(Name and Address of Agent for Service)	Boston, MA 02116-5021
It is proposed that this filing will become effective on December 20, 2009 pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®
Strategic Advisers®
Core
Fund

(fund number ____)

Prospectus

December __, 2009

Managed exclusively for certain clients of Strategic Advisers, Inc. - not available for sale to the general public

(Fidelity_Strategic_Advisers_graphic)

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution

Prospectus

Fund Summary

Note: Fidelity® Strategic Advisers® Core Fund (the fund) is not available for sale to the general public and is offered exclusively to certain clients of Strategic Advisers, Inc. (Strategic Advisers).

Investment Summary

A sub-adviser or an underlying fund may use any of the following investment strategies and may be subject to any of the risks associated with that particular investment strategy. Any references to "the fund" or "a fund" may relate to Strategic Advisers, a sub-adviser, and/or one or more underlying funds, unless otherwise specified.

Investment Objective

Fidelity Strategic Advisers Core Fund seeks capital appreciation.

Principal Investment Strategies

The fund employs a multi-manager and a fund of funds investment structure pursuant to which assets of the fund are allocated by Strategic Advisers among sub-advisers and underlying funds. When determining how to allocate the fund's assets among sub-advisers and underlying funds, Strategic Advisers considers a variety of factors. Strategic Advisers is not required to allocate the fund's assets among any minimum number of sub-advisers or underlying funds, and the Board of Trustees has not set minimum or maximum limitations with respect to allocations of the fund's assets at any time.

  Investing in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Standard & Poor's 500SM Index (S&P 500®).
  Investing in long/short funds and establishing long and short positions in equity securities and in derivatives on those securities. The fund may have exposure to futures contracts, options, swaps, contracts for differences and other derivatives. Such derivatives may be used to hedge various investments, for risk management, to obtain significant amounts of long or short exposure and to attempt to increase the fund's income or gain.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Investing in derivatives to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.
  Using both quantitative and fundamental analysis to select investments, and also using quantitative analysis and proprietary fund research to select underlying funds.
  Investing in securities of real estate investment trusts (REITs).
  Investing in exchange traded funds (ETFs).
  Investing in non-affiliated equity funds.

Principal Investment Risks

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.

Prospectus

Fund Summary - continued

  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the fund's original investment. Many derivatives will give rise to a form of leverage. As a result, the fund may be more volatile than if the fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, the market as a whole and can perform differently from, the market as a whole.
  Real Estate Industry Exposure. Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Short Sales and Leverage Risk. Short sales pose more risk than long positions. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. Regulatory bans on certain short selling activities may prevent the fund from fully implementing its strategy. Leverage can increase market exposure and magnify investment risks.
  Investing in ETFs. ETFs are subject to tracking error and may be unable to sell poorly performing stocks that are included in their index. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. As a shareholder of an ETF, a fund may indirectly bear service and other fees that are in addition to the fees the fund pays its service providers.
  Investing in other funds. Regulatory restrictions limit the amount that one fund can invest in another, which means that Strategic Advisers may not be able to invest as much as it wants to in some other funds. The fund will bear a pro rata share of the underlying funds' expenses. The fund bears all risks of investment strategies employed by the underlying funds.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.

Prospectus

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from fund assets)

Management feeA	___%
Distribution and/or Service (12b-1) fees	None
Other expensesB	___%
Acquired fund fees and expensesB	___%
Total annual fund operating expenses	___%
Less waiver and reimbursement	___%
Net expenses	___%

A Reflects the maximum management fee payable by the fund under the terms of the management contract between the fund and Strategic Advisers.

B Based on estimated amounts for the current fiscal year.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that the fees are exactly as described in the fee table. This example illustrates the effect of fees and expenses for each period shown, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Prospectus

Fund Summary - continued

1 year	$
3 years	$

Prospectus

Fund Basics

Investment Details

A sub-adviser or an underlying fund may use any of the following investment strategies and may be subject to any of the risks associated with that particular investment strategy. Any references to "the fund" or "a fund" may relate to Strategic Advisers, a sub-adviser, and/or one or more underlying funds, unless otherwise specified.

Investment Objective

Fidelity Strategic Advisers Core Fund seeks capital appreciation.

Principal Investment Strategies

The fund employs a multi-manager and a fund of funds investment structure pursuant to which assets of the fund are allocated by Strategic Advisers among sub-advisers and underlying funds. While each sub-adviser's security selection criteria are unique, each sub-adviser to whom an allocation has been made purchases securities of companies deemed by such sub-adviser to have positive characteristics. Strategic Advisers also employs a fund of funds structure, whereby Strategic Advisers may invest an allocated portion of the fund's assets among one or more underlying funds, including at least one fund with a long/short investment strategy. When determining how to allocate the fund's assets among sub-advisers and underlying funds, Strategic Advisers considers a variety of factors about the sub-advisers or underlying funds, as the case may be, including, but not limited to, investment approach, portfolio characteristics, performance patterns in different market environments and total assets of the fund. Strategic Advisers is not required to allocate the fund's assets among any minimum number of sub-advisers or funds, and the Board of Trustees has not set minimum or maximum limitations with respect to allocations of the fund's assets at any time.

The fund invests primarily in securities of companies with large market capitalizations. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, the fund generally defines large market capitalization companies as those companies with market capitalizations similar to those of companies included in the S&P 500. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in the index changes with market conditions and the composition of the index.

In buying and selling underlying funds, Strategic Advisers relies on quantitative analysis and proprietary fund research. Factors considered when investing in underlying funds include fund performance, a fund manager's experience and investment style, fund company infrastructure, and fund characteristics such as expense ratio, asset size, and portfolio turnover. Strategic Advisers pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds as necessary to attempt to control overall fund risk and pursue appropriate returns.

Prospectus

Fund Basics - continued

The fund may invest in a combination of underlying funds comprised of Fidelity funds and non-affiliated funds that participate in Fidelity's FundsNetwork on an NTF basis, and non-affiliated ETFs. NTF funds include both funds managed by Fidelity Management & Research Company (an affiliated company that, together with Strategic Advisers, is part of Fidelity Investments) and funds managed by investment advisers other than Fidelity.

The non-affiliated NTF funds pay Fidelity fees that typically are at an annual rate of 0.35% of a fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork, though such fees may be higher or lower in some cases. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork.

Like all mutual funds, the underlying funds will incur fund expenses, which may include management fees, 12b-1 fees, and other expenses. The underlying funds may also charge redemption fees, sales loads, exchange fees, administrative fees, or other fees in addition to fund expenses. Any such fees will be payable by the fund, not by Strategic Advisers, although Strategic Advisers or one of its affiliates may choose to reimburse the fees if they are not waived by the underlying funds. The fund itself reserves the right to impose redemption fees in the future.

Strategic Advisers invests in funds and selects sub-advisers that may establish long and short positions in equity securities and derivatives on those securities. Derivatives are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. Each sub-adviser or underlying fund may use futures contracts, options, swaps, contracts for differences (CFDs) and other derivatives as tools in the management of the fund's assets. An underlying fund may use derivatives to hedge various investments, for risk management, to obtain significant amounts of long or short exposure and to increase the fund's income or gain.

A portion of the fund's assets may be invested in a long/short strategy. Such strategy involves investment in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the S&P 500 Index may be held as overweights in the strategy, resulting in positions of greater than 5% in those securities. The strategy involves maintenance of an approximate net 100% long exposure to the equity market (long market value minus short market value). However, the long and short positions held will vary in size as market opportunities change. Long positions and their equivalents will range between 90% and 150% of the value of net assets in the strategy. Short positions will range between 0% and 50% of the value of net assets in the strategy. In rising markets, it is expected that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

Prospectus

Each sub-adviser seeks to reduce the impact of industry weightings on the performance of the fund by considering each industry's weighting in the S&P 500 when allocating the fund's investments across industries.

The fund may invest in REITs. A REIT is a company that owns and generally operates income producing properties or finances real estate transactions.

Because the fund is considered non-diversified, the fund may invest a significant percentage of the fund's assets in a single issuer or a single fund.

The fund may invest in securities of foreign issuers, some of which may be located in emerging market countries, in addition to securities of domestic issuers.

As an alternative to holding foreign securities directly, the fund may invest in U.S. dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the over-the-counter markets (including depositary receipts, which evidence ownership in underlying foreign stocks.)

The fund may also invest in ETFs.

If the fund's strategies do not work as intended, the fund may not achieve its investment objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Derivatives are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. The fund may use futures contracts, options, swaps, contracts for differences (CFDs) and other derivatives as tools in the management of portfolio assets. The fund may use derivatives to hedge various investments, for risk management, to obtain significant amounts of long or short exposure and to increase the fund's income or gain.

Short Sale is a sale of a security a fund has borrowed, with the expectation that the security will underperform the market. To close out a short sale transaction, a fund buys the same security at a later date and returns it to the lender of the security. A fund will profit if the market price of the stock declines after the short sale, and will lose money if the market price of the stock goes up. The overall benefit to a fund will depend on how the short sale performs relative to the market price of securities that a fund purchases with the sale proceeds. For example, if the market price of the securities that a fund purchased goes up more than the market price of the security sold short, a fund will benefit. Conversely, a fund will not benefit if the market price of the securities purchased goes down more than the market price of securities sold short, even if the short sale itself led to a profit.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because the fund may invest a significant percentage of its assets in a single issuer or fund, the fund's performance could be closely tied to the performance of the securities of that one issuer or fund, which could result in more volatile performance for the fund than the performance of more diversified funds. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

If Strategic Advisers' or a sub-adviser's investment strategies do not work as intended, the fund may not achieve its objective. The portfolio managers' evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions, and may underperform.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

High Portfolio Turnover. The fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Derivatives. The fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the fund's original investment. Many derivatives will give rise to a form of leverage. As a result, the fund may be more volatile than if the fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the fund, and the cost of hedging may reduce the fund's returns. Derivatives also expose the fund to the credit risk of the derivative counterparty. In addition, the fund may use derivatives for non-hedging purposes which increases the fund's potential for loss.

Prospectus

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including Real Estate Investment Trusts (REITs), can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Investing in Other Funds. Regulatory restrictions limit the amount that one fund can invest in another, and further limit investments to the extent a fund's shares are already held by Strategic Advisers or its affiliates. Each fund will bear a pro rata share of the underlying funds' expenses. Underlying funds may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. The fund bears all risks associated with underlying fund investments.

Portfolio Concentration Risk. There is additional risk for the fund with respect to the potential for overlap of the fund's holdings of underlying funds and the sub-advisers, which may result in the fund indirectly concentrating assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of underlying funds or sub-advisers and any indirect concentration is a result of the underlying funds or the sub-advisers pursuing their own investment strategies.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Prospectus

Fund Basics - continued

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Short Sales and Leverage Risk. Short sales involve the sale of a security a fund has borrowed, with the expectation that the security will underperform the market. Short sales create a risk that a fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to a fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security a fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities a fund has sold short increases, thereby increasing a fund's potential volatility. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales. Regulatory bans on certain short selling activities may prevent a fund from fully implementing its strategy. Short sales involve leverage because a fund borrows securities and then sells them, effectively leveraging its assets. The use of leverage may magnify gains or losses for a fund. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions.

Investing in ETFs. ETFs are subject to tracking error risk (in most cases, the risk of errors in matching the ETF's underlying assets to its index) and the risk that because most ETFs are not actively managed, they cannot sell poorly performing stocks as long as they are represented in its index. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. As a shareholder of an ETF, a fund may indirectly bear service and other fees which are in addition to the fees the fund pays its service providers.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Prospectus

In response to market, economic, political, or other conditions, each sub-adviser may temporarily use a different investment strategy for defensive purposes. If a sub-adviser does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Fidelity Strategic Advisers Core Fund seeks capital appreciation.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring before the fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders.

Prospectus

Shareholder Information

Buying and Selling Shares

THE FUND IS NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares of the fund are offered exclusively to certain clients of Strategic Advisers. If you are not currently a Strategic Advisers client, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Strategic Advisers may charge clients fees for its services in addition to those disclosed in this prospectus. When you terminate your relationship with Strategic Advisers, your shares will be sold at the next NAV and Strategic Advisers will send the proceeds to you.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Strategic Advisers may buy and sell shares of the fund as frequently as it wants; the fund does not place any limits on purchase and sales by Strategic Advisers (fund shares may only be bought pursuant to instructions from Strategic Advisers and are not available for purchase by the general public). Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund, disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. However, because investments in this fund are made by Strategic Advisers on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is minimal. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage these practices and the fund permits frequent trading.

The fund has no exchange privilege with any other fund. The fund has no limit on purchase transactions. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time.

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Shares will be bought at the next NAV calculated after an order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share of the fund is the fund's NAV.

Shares will be sold at the next NAV calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Prospectus

Shareholder Information - continued

Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if Strategic Advisers determines it is in the best interests of the fund.

Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pay dividends and capital gain distributions in July and December.

Distribution Options

Dividends and capital gain distributions may be reinvested in additional shares of the fund or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

When Strategic Advisers buys shares on your behalf when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. The fund employs a multi-manager and a fund of funds investment structure. Arnhold & S. Bleichroeder Advisers, LLC (ASB), Lazard Asset Management LLC (Lazard), and Pyramis Global Advisors, LLC (Pyramis) each have entered into investment sub-advisory agreements with the fund. As of the date of this prospectus, ASB and Lazard each manage an allocated portion of the fund's assets. Each sub-adviser chooses investments and places orders to buy and sell investments for its allocated portion. A portion of the fund's assets is also allocated to underlying funds. Strategic Advisers is not required to allocate the fund's assets among minimum number of sub-advisers or underlying funds, and the Board of Trustees has not set minimum or maximum limitations with respect to allocations of assets to any sub-adviser or underlying funds. Strategic Advisers may change the allocation of the fund's assets at any time.

Strategic Advisers is the fund's manager. The address of Strategic Advisers and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of [____], Strategic Advisers had approximately $___ billion in discretionary assets under management.

John A. Stone is co-manager of the fund, which he has managed since its inception. Mr. Stone joined Strategic Advisers as Portfolio Manager in July 2008. Prior to joining Strategic Advisers, Mr. Stone was a Portfolio Manager and a Principal at Mercer Global Investments where he was responsible for managing four U.S. Equity subadvised mutual funds, and was a member of the Americas Investment Committee. Prior to joining Mercer in 2006, Mr. Stone was with Fidelity Investments (Fidelity) for 12 years, most recently as Vice President, Senior Investment Analyst. In that role he was responsible for top-down asset allocation studies for Fidelity's institutional clients.

Vincent Zelenko is co-manager of the fund, which he has managed since its inception. Mr. Zelenko joined Fidelity Investments in June 2005 as part of Strategic Advisers, Inc. (SAI) and since has worked as a research analyst within the Investment Management/Fundamental Research department of SAI and currently serves as team leader, Equity for SAI's Asset Allocation Division. Prior to joining Fidelity, Mr. Zelenko acted as a vice president and Equity Research analyst for JP Morgan in London.

As the manager, Strategic Advisers has overall responsibility for handling the fund's business affairs, and Mr. Stone and Mr. Zelenko are responsible for allocating fund assets among sub-advisers and underlying funds.

The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to the ultimate responsibility of the Board of Trustees, Strategic Advisers has the responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

Prospectus

ASB, at 1345 Avenue of the Americas, New York, NY 10105, serves as a sub-adviser for the fund. As of [____], ASB had approximately $___ billion in discretionary assets under management.

Colin Morris serves as portfolio manager for ASB's portion of the fund's assets. He joined ASB in July 1992 as a Senior Vice President. He came to ASB from Mabon Securities, where he was a partner responsible for arbitrage investments. Before joining Mabon in 1986, Mr. Morris was an analyst at Mitchell and Associates, a boutique mergers and acquisitions investment company.

Lazard, at 30 Rockefeller Plaza, New York, NY 10112, serves as a sub-adviser for the fund. As of [____], Lazard and its affiliates had approximately $___ billion in discretionary assets under management.

Andrew Lacey is a member of the portfolio management team assigned Lazard's portion of the fund's assets. He has worked in investment management for Lazard since 1995 where, as Deputy Chairman he is responsible for oversight of the firm's U.S. and global strategies, and is a Portfolio Manager/Analyst on various U.S. and global equity portfolio teams.

Richard Tutino is a member of the portfolio management team assigned Lazard's portion of the fund's assets. He joined Lazard in 1997 and is a Portfolio Manager/Analyst for U.S. large cap equities. Prior to Lazard, Mr. Tutino was with Dreman Value Management, EF Hutton and Company, Inc, Fahnestock Asset Management and Thorsell Parker Partners

Ronald Temple is a member of the portfolio management team assigned Lazard's portion of the fund's assets. He joined Lazard in 2001 where he is a portfolio manager/analyst on certain U.S. equity portfolio teams and a Co-Director of Research. Mr. Temple brought ten years of global experience to Lazard, from roles at Deutsche Bank AG, Bank of America NT & SA and Fleet Financial Group in London, New York, Singapore, San Francisco and Boston.

Pyramis, at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund and may provide investment advisory services for the fund.

Pyramis is an affiliate of Strategic Advisers. As of [____], Pyramis had approximately $___ billion in discretionary assets under management.

As of the date of this prospectus, Pyramis has not been allocated a portion of the fund's assets.

Prospectus

Fund Services - continued

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by each portfolio manager named above.

The fund pays a management fee to Strategic Advisers. The management fee is calculated and paid to Strategic Advisers every month.

The fund's management fee is calculated by adding the amount resulting from the annual management fee rate of 0.__% of the average daily net assets of the fund throughout the month plus the total fees, payable monthly, to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets. The fund's maximum aggregate annual management fee will not exceed 0.__% of the fund's average daily net assets.

Strategic Advisers (and not the fund) pays ASB and Lazard a portion of the management fees it receives in return for their services.

[Strategic Advisers has contractually agreed to waive 0.__% of the fund's management fee until [Month] [Day], [Year]. Reimbursement arrangements can decrease the fund's expenses and improve its performance.]

The basis for the Board of Trustees approving the management contract and sub-advisory agreement for the fund will be included in the fund's annual report for the fiscal period ended ___, when available.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that Strategic Advisers may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by Strategic Advisers to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call 1-800-544-3455.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room. The fund does not have a public internet web site on or through which the SAI, the fund's annual and semi-annual reports and other related materials are made available.

Investment Company Act of 1940, File Number, 811-21990

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Pyramis, and Strategic Advisers are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.902945.100a PAS-COR-pro-1009

Fidelity® Strategic Advisers® Core Fund

A Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

December __, 2009

Offered exclusively to certain clients of Strategic Advisers, Inc. (Strategic Advisers) - not available for sale to the general public.

This statement of additional information (SAI) is not a prospectus. An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of the prospectus or SAI, dated December __, 2009, or an annual report, please call Fidelity at 1-800-544-3455.

TABLE OF CONTENTS

PAGE

Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying and Selling Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

PAS-COR-ptb-1009
1.902946.100a

(Fidelity_Strategic_Advisers_graphic)

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by Strategic Advisers does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For purposes of the fund's diversification limitation discussed above, Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity. To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Securities of Other Investment Companies" on page 12.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental limitations discussed above:

For the fund's limitations on futures and options transactions, as applicable, see the section entitled "Futures, Options, and Swaps" on page <Click Here>.

Notwithstanding the foregoing investment limitations, the underlying funds in which Strategic Advisers Core Fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting Strategic Advisers Core Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.

In accordance with Strategic Advisers Core Fund's investment program as set forth in the prospectus, Strategic Advisers Core Fund may invest more than 25% of its assets in any one underlying fund. While Strategic Advisers Core Fund does not intend to concentrate its investments in a particular industry, Strategic Advisers Core Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund or an underlying fund may invest, strategies Arnhold & S. Bleichroeder Advisers, LLC (ASB), Lazard Asset Management LLC (Lazard), and Pyramis Global Advisers, LLC (Pyramis) (each, a sub-adviser) or an underlying fund may employ in pursuit of the fund's investment objective, and a summary of related risks. Each sub-adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. An underlying fund may invest in the same or other types of investments or its adviser may employ strategies other than those discussed in this SAI. Except as otherwise stated, references on the following pages to "the fund" or "a fund" may relate to Strategic Advisers Core Fund, one or more underlying funds, or both, and references to "adviser" may relate to Strategic Advisers, its affiliates, or both.

Borrowing. The fund may borrow from banks or from other funds advised by Strategic Advisers or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Typically, assets underlying the ETF shares are stocks, though they may also be commodities or other instruments, selected to track a particular index. Typically, shares of the ETF are expected to increase in value as the value of the index increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying index decreases. Investments in inverse ETFs are similar to holding short positions in the underlying index. Shares of an ETF are only redeemable in large blocks (typically, 50,000 shares) called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value NAV.

ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN's returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities, or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN's ability to track its index. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a sub-adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by a sub-adviser.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on a sub-adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as a sub-adviser anticipates. For example, if a currency's value rose at a time when a sub-adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If a sub-adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a sub-adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that a sub-adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a fund's investments exactly over time.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if a fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Fund's Rights as an Investor. The fund does not intend to direct or administer the day-to-day operations of any company. The fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when a sub-adviser determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. A sub-adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. The fund's proxy voting guidelines are included in this SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 IndexSM (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund. A fund is required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes".

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company also may limit the extent to which a fund may enter into futures, options on futures and forward contracts. See "Distributions and Taxes".

The above limitations on the fund's investments in futures contracts, options, and swaps, and the fund's policies regarding futures contracts, options, and swaps discussed elsewhere herein this SAI are not fundamental policies and may be changed as regulatory agencies permit.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps. Options on interest rate swaps are known as swaptions. An option on a swap gives a party the right to enter into a new swap agreement or to extend, shorten, cancel or modify an existing swap contract at a specific date in the future in exchange for a premium.

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are traded over-the-counter. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. If the fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.

If the creditworthiness of the fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, the fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness.

Swap agreements generally are entered into by "eligible participants" and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (CEA) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees and Strategic Advisers, a sub-adviser determines the liquidity of a fund's investments and, through reports from Strategic Advisers and/or a sub-adviser, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, various factors may be considered, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Indirect Concentration There is additional risk for the fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the fund indirectly having concentrated assets in a particular industry or in a single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the fund's returns. The fund does not control the investments of the underlying funds and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company (FMR) or its affiliates (which includes Strategic Advisers). A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's® Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a sub-adviser.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, a sub-adviser's research and credit analysis are an especially important part of managing securities of this type. A sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. A sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred securities and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by a sub-adviser or, under certain circumstances, by Strategic Advisers or a Strategic Advisers affiliate.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by a sub-adviser or, under certain circumstances, by Strategic Advisers or a Strategic Advisers affiliate. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. The fund can also invest in ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Short Sales. Short sales involve the market sale of a security the fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. The fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.

Until the fund closes out the short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, the fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily. Short sale transactions covered in this manner are not considered senior securities and are not subject to the fund's fundamental investment limitations on senior securities and borrowing.

Short positions create a risk that the fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what the fund originally paid for the security together with any transaction costs. The fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, the fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because the fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.

The fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

Structured Notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a fund pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds will pass from the custodian to the shareholder through a similar series of bank accounts.

The bank accounts are registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing and conducting business in the bank accounts. The transfer agent or an affiliate may invest overnight balances in the accounts in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank accounts overnight. Any risks associated with these accounts are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

Strategic Advisers has granted investment management authority over allocated portions of the fund's assets to each sub-adviser (see the section entitled "Management Contract"). Each sub-adviser is authorized to provide the services described in its respective sub-advisory agreement, and will do so in accordance with the policies described in this section.

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by each sub-adviser pursuant to authority contained in its respective sub-advisory agreement. Each sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which each sub-adviser or its affiliates have investment discretion. All additional orders for the purchase or sale of portfolio securities (normally, shares of the underlying funds) are placed on behalf of the fund by Strategic Advisers, either itself or through its affiliates, pursuant to authority contained in the fund's management contract. The fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities, such as exchange traded funds. Strategic Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the fund periodically review Strategic Advisers' and its affiliates' and each sub-advisers' performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

Strategic Advisers.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

ASB. ASB is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law. A substantial number of brokers through whom ASB executes agency orders provide proprietary research on general economic trends or particular companies. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to ASB [including "commission sharing arrangements"]. ASB may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of ASB to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may by fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services. Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. ASB will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions the fund, ASB or ABS's other clients. Such research and investment services include those which brokerage houses customarily provide to institutional investors such as statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by ASB in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by ASB in providing investment management for a fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, ASB may pay higher commissions on brokerage transactions for the fund to brokers in order to secure the research and investment services.

Lazard. The sub-adviser is primarily responsible for the investment decisions and the placing of portfolio transactions for its portion of the fund. In arranging for the funds' securities transactions, the sub-adviser is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the sub-adviser considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the sub-adviser's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the sub-adviser's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

Purchase and sale orders for securities held by the fund may be combined with those for other accounts in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the sub-adviser determines that a particular security should be bought for or sold by more than one client, the sub-adviser undertakes to allocate those transactions between the participants equitably.

Pyramis.

The Selection of Brokers

In selecting brokers or dealers (including affiliates of Pyramis) to execute the fund's portfolio transactions, Pyramis considers factors deemed relevant in the context of a particular trade and in regard to Pyramis' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions, including broker willingness to commit capital; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the broker's overall trading relationship with Pyramis; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Pyramis may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Pyramis also may select a broker that charges more than the lowest available commission rate available from another broker. For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services provided by the FCM.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of Pyramis) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Pyramis or its affiliates.

Research Products and Services. These products and services may include: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data, quotation services, data, information and other services; analytical computer software and services; and investment recommendations. Pyramis may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Pyramis' own research activities in providing investment advice to the fund.

Execution Services. In addition, products and services may include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including but not limited to communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in personal meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Pyramis and its affiliates may use commission dollars to obtain certain products or services that are not used exclusively in Pyramis' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, Pyramis or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").

Benefit to Pyramis. Pyramis' expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Pyramis receives from brokers are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.

Pyramis' Decision-Making Process. Before causing the fund to pay a particular level of compensation, Pyramis will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Pyramis, viewed in terms of the particular transaction for the fund or Pyramis' overall responsibilities to the fund or other investment companies and investment accounts. While Pyramis may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Pyramis nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Pyramis and its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Pyramis or its affiliates.

Research Contracts. Pyramis has arrangements with certain third-party research providers and brokers through whom Pyramis effects fund trades, whereby Pyramis may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, Pyramis may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to Pyramis, or that may be available from another broker. Pyramis views hard dollar payments for research products and services as likely to reduce the fund's total commission costs even though it is expected that in such hard dollar arrangements the commissions available for recapture and to pay fund expenses, as described below, will decrease. Pyramis' determination to pay for research products and services separately, rather than bundled with fund commissions, is wholly voluntary on Pyramis' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Affiliated Transactions

Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided Pyramis determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of Pyramis participates. In addition, for underwritings where a Pyramis affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by Pyramis or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Pyramis or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed by Pyramis to be appropriate and equitable to each fund or investment account. In some cases adherence to these procedures could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION

The fund's NAV is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

An allocated portion of the fund's assets may consist of shares of the underlying funds, which are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes accurately reflects fair value. Most underlying fund assets are valued primarily on the basis of market quotations, official closing prices, or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that its board of trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the New York Stock Exchange (NYSE) using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

BUYING AND SELLING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

[Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders, but it is unlikely that all of the fund's income will qualify for the deduction. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met), or may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.]

TRUSTEES AND OFFICERS

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Boyce I. Greer and Karen Kaplan, each of the Trustees oversees 16 funds advised by Strategic Advisers or an affiliate. Mr. Greer and Ms. Kaplan oversee 18 and nine funds, respectively, advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Boyce I. Greer (53)

Year of Election or Appointment: 2009

Mr. Greer oversees Strategic Advisers, Inc. and Global Asset Allocation (2008-present) and serves as Vice President of a number of Fidelity funds (2005-present). He is also a Trustee of other investment companies advised by FMR. Mr. Greer is President of the Asset Allocation Division (2008-present), President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Roger T. Servison (64)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, he oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Peter C. Aldrich (65)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of Zipcar, Inc., a Director of the funds of BlackRock Realty Group (2006-present), and on the Board of Advisors for DuPont Capital Management (2004-present). Mr. Aldrich served as Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (77)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of CH3M Hill Companies (engineering) and Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of Texas A&M University and the University of Texas at Austin. Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (49)

Year of Election or Appointment: 2007

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of Delta Dental of Massachusetts (2004-present), President of the Massachusetts Women's Forum (2008-present), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2006-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). Previously, Ms. Kaplan served as Treasurer of the Massachusetts Women's Forum and Director of United Way of Massachusetts Bay (2004-2006), a Director of ADVO (direct mail marketing, 2003-2007), and as a Director of Tweeter Home Entertainment Group (2006-2007).

Advisory Board Member and Executive Officers:

Correspondence intended for Mr. Cox may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (65)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Commonwealth Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as a Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Mr. Cox is a Member of the Secretary of Defense's Business Board of Directors (2008-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Stephen D. Fisher (47)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer of the fund. Mr. Fisher is a Senior Vice President, Deputy General Counsel of Fidelity Investments.
Margaret Carey (36)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is Vice President and Associate General Counsel in Fidelity's Asset Management Division (2004-present) and is an employee of Fidelity Investments (2004-present). Ms. Carey also serves as Assistant Secretary of the North Carolina Capital Management Trust. Prior to joining Fidelity Investments, Ms. Carey was an associate at Goodwin Procter LLP (1999-2004).

Mark Osterheld (54)

Year of Election or Appointment: 2008

President and Treasurer of the fund. Mr. Osterheld is an employee of FMR (2009-present) and also serves as President and Treasurer of other Strategic Advisers funds (2006-present). Previously, Mr. Osterheld served as Assistant Treasurer of other Fidelity funds (2002-2007) and was an employee of FMR and Strategic Advisers (2007-2009).

Charles V. Senatore (55)

Year of Election or Appointment: 2008

Chief Compliance Officer of the fund. Mr. Senatore also serves as Senior Vice President and Head of Corporate Compliance for the Fidelity Financial Services Group (2008-present). Mr Senatore serves on the Board of Directors of the National Society of Compliance Professionals (2008-present), and is a Member of the SIFMA Self Regulation and Supervisory Practices Committee (2004-present), the FINRA Compliance Advisory Group (2000-2003; 2005-present), and the ICI Chief Compliance Officers Committee (2004-present).

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (45)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck is Senior Vice President of Fund Accounting and Administration in Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee Fidelity Investments. Previously, Mr. Steck served as Compliance Officer for various Fidelity entities (2002-2009).

Paul M. Murphy (62)

Year of Election or Appointment: 2009

Assistant Treasurer of the fund. Mr. Murphy serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007) and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

James R. Rooney (51)

Year of Election or Appointment: 2008

Assistant Treasurer of the fund. Mr. Rooney is an employee of FMR and also serves as Assistant Treasurer of other Strategic Advisers funds (2007-present). Previously, Mr. Rooney was a Vice President with Wellington Management Company LLP (2001-2007) and an employee of Strategic Advisers (2007-2009).

Standing Committees of the Fund's Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole.

The Audit Committee is composed of Mr. Aldrich (Chair), Mr. Ralph Cox, and Ms. Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately periodically with the fund's Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the fund. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding the fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal auditors, and outside counsel the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process, will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditor, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will review periodically the fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect to the fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the fund, and anti-money laundering requirements. During the fiscal year ended May 31, 2009, the committee held five meetings.

The Governance and Nominating Committee is composed of Mr. Cox (Chair), Mr. Aldrich, and Ms. Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended May 31, 2009, the committee held four meetings.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2008.

Interested Trustees

DOLLAR RANGE OF FUND SHARES

Roger T. Servison

Boyce I. Greer

Fidelity Strategic Advisers Core	[____]	[____]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[____]	[____]
Independent Trustees

DOLLAR RANGE OF FUND SHARES

Peter C. Aldrich

Ralph F. Cox

Karen Kaplan

Fidelity Strategic Advisers Core	[____]	[____]	[____]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[____]	[____]	[____]

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ending May 31, 2009, or calendar year ended December 31, 2008, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND

Peter C. Aldrich

Howard E. Cox, Jr.[2]

Ralph F. Cox

Karen Kaplan

Fidelity Strategic Advisers Core+	$	$	$	$
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$	$	$	$

1 Boyce I. Greer and Roger T. Servison are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

2 Howard E. Cox, Jr. served on the Board of Trustees through March 31, 2009. Effective June 4, 2009, Mr. Cox serves on the Advisory Board and no longer receives compensation from the fund.

+ Estimated for the fund's first full year.

A Reflects compensation received for the calendar year ended December 31, 2008 for 16 funds of three trusts.

[As of the date of commencement of the fund, 100% of Fidelity Strategic Advisers Core Fund's total outstanding securities were held by Strategic Advisers or an affiliate. FMR LLC is the ultimate parent company of Strategic Advisers and this affiliate.]

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers and Pyramis. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Pyramis, a registered investment adviser, has its principal office at 900 Salem Street, Smithfield, Rhode Island 02917. FMR LLC is the ultimate parent company of Pyramis. Information regarding the ownership of FMR LLC is disclosed above.

Lazard Asset Management LLC (Lazard) is a Delaware limited liability company registered with the SEC. It is a subsidiary of Lazard Frères & Co. LLC (LF&Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol "LAZ." These interests are held by public stockholders as well as by current and former Managing Directors of Lazard Group LLC. Lazard Asset Management LLC is owned by LF&Co.

Strategic Advisers, ASB, Lazard, and Pyramis (collectively, the Investment Advisers), Fidelity Distributors Corporation (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services. The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to the ultimate responsibility of the Board of Trustees, Strategic Advisers has the responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

The fund has entered into investment sub-advisory agreements with ASB, Lazard, and Pyramis. ASB and Lazard each currently manage a portion of the fund's assets in accordance with a distinct investment style and strategy. Pyramis, an affiliate of Strategic Advisers, currently has not been allocated a portion of the fund's assets. The fund is not required to invest with any minimum number of sub-advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any sub-adviser. Strategic Advisers may change the allocation of the fund's assets at any time. None of the sub-advisers sponsors the fund.

Management and Sub-Advisory Services. Strategic Advisers provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its management contract with the fund, Strategic Advisers acts as investment adviser. Under the sub-advisory agreements, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its portion of the fund's assets in accordance with its investment objective, policies, and limitations.

Management-Related Expenses. In addition to the management fee payable to Strategic Advisers and the fees payable to the transfer agent and pricing and bookkeeping agent, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

[Strategic Advisers has contractually agreed to waive 0.__% of the fund's management fee until [Month], [Day], 20__. In addition, Strategic has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, securities lending costs, brokerage commissions, and extraordinary expenses, if any), as a percentage of its average net assets, exceed 0.__%. This arrangement will remain in effect through [Month], [Day], 20__.]

In addition, Strategic Advisers may, from time to time, voluntarily reimburse all or an additional portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by Strategic Advisers will increase the fund's returns, and repayment of the reimbursement by the fund will lower its returns.

Management Fee. For the services of Strategic Advisers under the management contract, the fund's management fee is calculated by adding the amount resulting from the annual management fee rate of 0.__% of the average daily net assets of the fund throughout the month plus the total fees, payable monthly, to the fund's sub-advisers based upon each sub-adviser's respective allocated portion of the fund's assets. The fund's maximum aggregate annual management fee will not exceed 0.__% of the fund's average daily net assets.

Sub-Adviser - ASB. The fund and Strategic Advisers have entered into a sub-advisory agreement with ASB. ASB, a registered investment adviser, has its principal office at 1345 Avenue of the Americas, New York, New York 10105.

Under the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays ASB fees.

Sub-Adviser - Lazard. The fund and Strategic Advisers have entered into a sub-advisory agreement with Lazard. Lazard, a registered investment adviser, has its principal office at 30 Rockefeller Plaza, New York, New York 10112.

Under the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Lazard fees.

Sub-Adviser - Pyramis. The fund and Strategic Advisers have entered into a sub-advisory agreement with Pyramis pursuant to which Pyramis may provide investment advisory services for the fund.

[Under the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Pyramis fees based on the average net assets of the portion of the fund managed by Pyramis (Allocated Net Assets), at an annual rate of [__%] on the first $100 million of the Allocated Net Assets; [__%] on the next $150 million of the Allocated Net Assets; [__%] on the next $100 million of the Allocated Net Assets; and [__%] on any amount in excess of $350 million of the Allocated Net Assets. Strategic Advisers has not currently allocated Pyramis a portion of the fund's assets.]

John A. Stone and Vincent Zelenko are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.

Mr. Stone and Mr. Zelenko are co-portfolio managers of the fund and receive compensation for their services. As of ____, 2009, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of each portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his or her tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over his or her tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with each portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index and peer group. A subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers.

The portion of each portfolio manager's bonus that is linked to the investment performance of the fund is based on the fund's pre-tax investment performance measured against the Standard & Poor's 500 Index benchmark index, and the pre-tax investment performance of the fundwithin the Morningstar® Large Cap Blend peer group. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Stone as of [Month] [Day], 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

* Includes Fidelity Strategic Advisers Core Fund ($___ (in millions) assets managed). The fund is expected to commence operations on [Month] [Day], [Year].

As of [Month] [Day], 2009, the dollar range of shares of Fidelity Strategic Advisers Core Fund beneficially owned by Mr. Stone was ____.

The following table provides information relating to other accounts managed by Mr. Zelenko as of [Month] [Day], 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

* Includes Fidelity Strategic Advisers Core Fund ($___ (in millions) assets managed). The fund is expected to commence operations on [Month] [Day], [Year].

As of [Month] [Day], 2009, the dollar range of shares of Fidelity Strategic Advisers Core Fund beneficially owned by Mr. Zelenko was ____.

ASB Compensation. Mr. Morris serves as portfolio manager to certain clients and private investment funds that may utilize an investment program that is substantially similar to that of the Fund. ASB and its affiliates may give advice or take action with respect to the other clients that differs from the advice given with respect to the [Fund]. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. In addition, ASB and its affiliates currently serve, and may in the future serve, as investment adviser to other registered investment companies, private investment funds or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, ASB's and its affiliates' investment management activities may present conflicts between the interests of the Fund and those of ASB and its affiliates and potentially among the interests of various accounts managed by the Adviser and/or its affiliates. Although ASB and its affiliates have adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various special considerations, including an account's tax position, cash management requirements, concentration tolerance or minimum investment size policies.

Conflicts also may be presented by Mr. Morris's portfolio manager compensation arrangements. Mr. Morris's compensation consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. A portion of Mr. Morris's bonus is awarded in the firm's discretion. The bonus is based on assets and revenue attributable to accounts managed by Mr. Morris. In addition, Mr. Morris is the managing member and ASB is a member of an investment advisory firm that provides investment advisory services to private investment funds which have performance and assets based fees. Mr. Morris and ASB are entitled to agreed upon percentages of such fees. Additionally, Mr. Morris received profit interests in ASB, which make him eligible, subject to customary vesting arrangements and other conditions, for a share of the profits of ASB. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by Mr. Morris.

The following table provides information relating to other accounts managed by Mr. Morris as of [Month] [Day], 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

* Includes Fidelity Strategic Advisers Core Fund ($___ (in millions) assets managed). The fund is expected to commence operations on [Month] [Day], [Year].

As of [Month] [Day], 2009, the dollar range of shares of Fidelity Strategic Advisers Core Fund beneficially owned by Mr. Morris was ____.

Lazard Compensation. Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork, and commitment.

Total compensation is not fixed, but rather is based on the following factors: (1) maintenance of current knowledge and opinions on companies owned in the portfolio; (2) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (3) ability and willingness to develop and share ideas on a team basis; and (4) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by the manager's ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by him or her, by comparison of each account to a predetermined benchmark, over the current year and the longer-term performance (3-, 5-, or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Certain employees of Lazard are eligible to receive restricted stock units through the Lazard Ltd Equity Incentive Plan.

The following table provides information relating to other accounts managed by Mr. Lacey as of [Month] [Day], 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

* Includes Fidelity Strategic Advisers Core Fund ($___ (in millions) assets managed). The fund is expected to commence operations on [Month] [Day], [Year].

As of [Month] [Day], 2009, the dollar range of shares of Fidelity Strategic Advisers Core Fund beneficially owned by Mr. Lacey was ____.

The following table provides information relating to other accounts managed by Mr. Tutino as of [Month] [Day], 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

* Includes Fidelity Strategic Advisers Core Fund ($___ (in millions) assets managed). The fund is expected to commence operations on [Month] [Day], [Year].

As of [Month] [Day], 2009, the dollar range of shares of Fidelity Strategic Advisers Core Fund beneficially owned by Mr. Tutino was ____.

The following table provides information relating to other accounts managed by Mr. Temple as of [Month] [Day], 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed
Number of Accounts Managed with Performance-Based Advisory Fees
Assets Managed (in millions)
Assets Managed with Performance-Based Advisory Fees (in millions)

* Includes Fidelity Strategic Advisers Core Fund ($___ (in millions) assets managed). The fund is expected to commence operations on [Month] [Day], [Year].

As of [Month] [Day], 2009, the dollar range of shares of Fidelity Strategic Advisers Core Fund beneficially owned by Mr. Temple was ____.

PROXY VOTING GUIDELINES

Strategic Advisers.

The following Proxy Voting Guidelines were established by the Board of Trustees of Fidelity Rutland Square Trust II on behalf of the funds, after consultation with Strategic Advisers. (The guidelines are reviewed periodically by Strategic Advisers and its affiliates and by the Independent Trustees of the funds, and, accordingly, are subject to change.)

I. General Principles

A. The funds in the trust generally intend to vote shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).

B. Any proposals not covered by paragraph A above or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Strategic Advisers analyst or portfolio manager, as applicable, subject to review and approval by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR LLC.

Proxy voting policies and procedures are used by the sub-advisers to determine how to vote proxies relating to the securities held by their respective allocated portion of the fund's assets. The proxy voting policies and procedures of each sub-adviser are described below.

Sub-Advisers:

ASB.

[ASB has adopted policies and procedures (the "Policies") regarding the voting of proxies. It is the policy of ASB to vote client proxies in a manner that serves the best interest of the client. The Policies provide for procedures that address conflicts of interest between ASB and a client with respect to voting proxies. With regard to ASB this may involve review of a proposed vote by compliance personnel. ASB may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. ASB relies on RiskMetrics Group ("Proxy Provider"), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking proxy votes and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. There may be instances where ASB determines to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. General information about RiskMetrics voting recommendations is available on its website at http://www.riskmetrics.com.]

Lazard.

· Lazard votes proxies in the best interests of its clients including the fund.

· Unless Lazard's Proxy Committee otherwise determines, Lazard votes proxies in a manner consistent with its proxy voting policy and guidelines (the "Voting Guidelines").

To avoid conflicts of interest, Lazard votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

Lazard also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote. The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, Lazard generally will:

· vote as recommended by management in routine election or re-election of directors;

· favor programs intended to reward management and employees for positive, long-term performance, evaluating whether Lazard believes, under the circumstances, that the level of compensation is appropriate or excessive; and

· vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

Pyramis.

I. General Principles

A. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other Pyramis or Fidelity companies' relationship, business or otherwise, with that portfolio company.

B. FMR Investment Proxy Research votes proxies on behalf of the clients of Pyramis. In the event an Investment Proxy Research employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or Pyramis employee is acting solely on the best interests of Pyramis, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Pyramis, Fidelity and their customers.

C. Except as set forth herein, Pyramis will generally vote in favor of routine management proposals.

D. Non-routine proposals will generally be voted in accordance with the Guidelines.

E. Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Pyramis analyst or portfolio manager, as applicable, subject to review by an attorney within the General Counsel's office and a member of senior management within FMR Investment Proxy Research. A significant pattern of such proposals or other special circumstances will be referred to Pyramis's Senior Compliance Officer or his designee.

F. Pyramis will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, Pyramis will generally abstain.

G. Many Pyramis accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Pyramis will generally evaluate proposals in the context of these Guidelines, but Pyramis may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, Pyramis will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Pyramis will generally not vote proxies in order to safeguard fund holdings information.

I. Where a management-sponsored proposal is inconsistent with the Guidelines, Pyramis may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and Pyramis will generally support management based on this commitment. If a company subsequently does not abide by its commitment, Pyramis will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)

A. Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; and any other provision that eliminates or limits shareholder rights.

B. Golden parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D. Sunset provision - a condition in a charter or plan that specifies an expiration date.

E. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

F. Poison Pill - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

G. Large Capitalization Company - a company included in the Russell 1000® stock index.

H. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

I. Micro-Capitalization Company - a company with a market capitalization under US $300 million.

III. Directors

A. Incumbent Directors

Pyramis will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

Pyramis will also generally withhold authority for the election of all directors or directors on responsible committees if:

1. An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, Pyramis will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

a. The Poison Pill includes a Sunset Provision of less than 5 years;

b. The Poison Pill includes a Permitted Bid Feature;

c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and

d. Shareholder approval is required to reinstate the Poison Pill upon expiration.

Pyramis will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, Pyramis will withhold authority on the election of directors.

2. The company refuses, upon request by Pyramis, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i)whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

5. To gain Pyramis' support on a proposal, the company made a commitment to modify a proposal or practice to conform to these Guidelines and the company has failed to act on that commitment.

6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7. The Board is not comprised of a majority of independent directors.

B. Indemnification

Pyramis will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/ or limiting their liability for breaches of care unless Pyramis is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

C. Independent Chairperson

Pyramis will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, Pyramis will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D. Majority Director Elections

Pyramis will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). Pyramis may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards).

Pyramis will generally vote against equity award plans or amendments to authorize additional shares under such plans if:

1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead Pyramis to conclude that the level of dilution in the plan or the amendments is acceptable.

2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion, except in limited cases relating to death, disability, retirement, or change in control.

4. Awards to non-employee directors are subject to management discretion.

5. In the case of stock awards, the restriction period is less than three years for non-performance-based awards, and less than one year for performance-based awards.

Pyramis will consider approving an equity award plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

1. The shares are granted by a compensation committee composed entirely of independent directors; and

2. The shares are limited to 5% (Large-Capitalization Company) and 10% (Small or Micro-Capitalization company) of the shares authorized for grant under the plan.

B. Equity Exchanges and Repricing

Pyramis will generally vote in favor of a management proposal to exchange, reprice, or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C. Employee Stock Purchase Plans

Pyramis will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, Pyramis may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

D. Employee Stock Ownership Plans (ESOPs)

Pyramis will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, Pyramis may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Pyramis may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Pyramis will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E. Executive Compensation

Pyramis will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i)whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

F. Bonus Plans and Tax Deductibility Proposals

Pyramis will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V. Anti-Takeover Provisions

Pyramis will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A. The Poison Pill includes the following features:

1. A sunset provision of no greater than five years;

2. Linked to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a Permitted Bid Feature; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

C. It is a fair price amendment that considers a two-year price history or less.

Pyramis will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, Pyramis will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure/Incorporation

A. Increases in Common Stock

Pyramis will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.

B. New Classes of Shares

Pyramis will generally vote against the introduction of new classes of stock with differential voting rights.

C. Cumulative Voting Rights

Pyramis will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

D. Acquisition or Business Combination Statutes

Pyramis will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E. Incorporation or Reincorporation in Another State or Country

Pyramis will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, Pyramis will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Shares of Investment Companies

A. If applicable, when a Pyramis account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, shares will voted in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting").

VIII. Other

A. Voting Process

Pyramis will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B. Regulated Industries

Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no client or group of clients has acquired control of such organization.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers and FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan for the fund, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with Strategic Advisers or FDC), that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund. To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares of the fund, additional sales of shares of the fund or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for the fund.

For providing transfer agency services, FIIOC receives a position fee and an asset-based fee with respect to each position in the fund. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets.

FIIOC also may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of Strategic Advisers and FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares of the fund and maintains the fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are [__%] of the first $1 billion of average net assets, [__%] of average net assets between $1 billion and $4 billion, [__%] of average net assets between $4 billion and $25 billion, and [__%] of average net assets in excess of $25 billion.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Strategic Advisers Core Fund is a series of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006. Currently, there are three funds offered in Fidelity Rutland Square Trust II: Fidelity Strategic Advisers Core Fund, Fidelity Strategic Advisers Mid Cap Value Portfolio and Fidelity Strategic Advisers Small Cap Portfolio. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. ______, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. ____ and ____, each headquartered in ____, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.

Strategic Advisers, its officers and directors, its affiliated companies, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. ______, independent registered public accounting firm, examines financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the fund.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after its fiscal quarter-end).

The fund will provide its top ten holdings (excluding cash and futures) as of the end of the calendar quarter on www.fidelity.com 15 or more days after the calendar quarter-end.

This information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide specific fund level performance attribution information and statistics to the Board or third parties, such as fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of the fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include: the fund's trustees; the fund's manager, its sub-advisers and the affiliates whose access persons are subject to a code of ethics; contractors who are subject to a confidentiality agreement; a fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; and third-parties in connection with a bankruptcy proceeding relating to the fund holding. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by Strategic Advisers or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are Factset Research Systems Inc. (full holdings daily, on the next business day) and Anacomp Inc. (full or partial holdings daily, on the next business day).

Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, Strategic Advisers desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, Pyramis, and Strategic Advisers are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

Fidelity Rutland Square Trust II
Post-Effective Amendment No. 3

PART C

OTHER INFORMATION

Item 23. Exhibits

(a) Trust Instrument, dated March 8, 2006, is incorporated herein by reference to Exhibit (a) of the Initial Registration Statement on N-1A.

(b) Bylaws of Fidelity Rutland Square Trust II, as amended and dated June 4, 2009, are filed herein as Exhibit (b).

(c) Not applicable.

(d) (1) Management Contract, dated April 12, 2007, between Fidelity Strategic Advisers Mid Cap Value Portfolio and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 1.

(2) Management Contract, dated April 12, 2007, between Fidelity Strategic Advisers Small Cap Portfolio and Strategic Advisers, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 1.

(3) Management Contract between Fidelity Strategic Advisers Core Fund and Strategic Advisers, Inc. is to be filed by subsequent amendment.

(4) Sub-Advisory Agreement, dated April 12, 2007, between Strategic Advisers, Inc. and J.P. Morgan Investment Management Inc., on behalf of Fidelity Strategic Advisers Mid Cap Value Portfolio, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 1.

(5) Sub-Advisory Agreement, dated April 12, 2007, between Strategic Advisers, Inc. and OppenheimerFunds, Inc., on behalf of Fidelity Strategic Advisers Small Cap Portfolio, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 1.

(6) Sub-Advisory Agreement between Strategic Advisers, Inc. and Arnhold & S. Bleichroeder Advisers, LLC, on behalf of Fidelity Strategic Advisers Core Fund, is to be filed by subsequent amendment.

(7) Sub-Advisory Agreement between Strategic Advisers, Inc. and Lazard Asset Management LLC, on behalf of Fidelity Strategic Advisers Core Fund, is to be filed by subsequent amendment.

(8) Sub-Advisory Agreement between Strategic Advisers, Inc. and Pyramis Global Advisers, LLC, on behalf of Fidelity Strategic Advisers Core Fund, is to be filed by subsequent amendment.

(e) (1) General Distribution Agreement, dated April 12, 2007, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation on behalf of Fidelity Strategic Advisers Mid Cap Value Portfolio is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 1.

(2) General Distribution Agreement, dated April 12, 2007, between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation on behalf of Fidelity Strategic Advisers Small Cap Portfolio, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 1.

(3) General Distribution Agreement between Fidelity Rutland Square Trust II and Fidelity Distributors Corporation on behalf of Fidelity Strategic Advisers Core Fund, is to be filed by subsequent amendment.

(f) None.

(g) (1) Custodian Agreement, dated April 12, 2007, between Fidelity Rutland Square Trust II and State Street Bank & Trust Company, is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 1.

(2) Appendix A, dated December 18, 2008, to the Custodian Agreement, dated April 12, 2007, between Fidelity Rutland Square Trust II and State Street Bank & Trust Company, is incorporated herein by reference to Exhibit (g)(4) of Fidelity Commonwealth Trust II's (File No. 333-139428) Post-Effective Amendment No. 6.

(3) Appendix B, dated October 21, 2008, to the Custodian Agreement, dated April 12, 2007, between Fidelity Rutland Square Trust II and State Street Bank & Trust Company, is incorporated herein by reference to Exhibit (g)(5) of Fidelity Commonwealth Trust II's (File No. 333-139428) Post-Effective Amendment No. 6.

(4) Custodian Agreement is to be filed by subsequent amendment.

(h) None.

(i) Not applicable.

(j) To be filed by subsequent amendment.

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Mid Cap Value Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 1.

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Small Cap Portfolio: Initial Class, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 1.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Mid Cap Value Portfolio: Investor Class, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1.

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Small Cap Portfolio: Investor Class, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1.

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Advisers Core Fund is to be filed by subsequent amendment.

(n) (1) Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Rutland Square Trust II, dated April 12, 2007, on behalf of Fidelity Strategic Advisers Mid Cap Value Portfolio and Fidelity Strategic Advisers Small Cap Portfolio, is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 2.

(2) Schedule I, dated April 12, 2007, to the Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Rutland Square Trust II, dated April 12, 2007, on behalf of Fidelity Strategic Advisers Mid Cap Value Portfolio and Fidelity Strategic Advisers Small Cap Portfolio, is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 2.

(p) (1) Code of Ethics, dated February 2009, adopted by each Fund and Strategic Advisers, Inc. and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Investment Trust's (File No. 002-90649) Post-Effective Amendment No. 112.

(2) Code of Ethics adopted by J.P. Morgan Investment Management Inc, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 2.

(3) Code of Ethics adopted by OppenheimerFunds, Inc, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 2.

(4) Code of Ethics adopted by Arnhold & S. Bleichroeder Advisers, LLC, is to be filed by subsequent amendment.

(5) Code of Ethics adopted by Lazard Asset Management, LLC, is to be filed by subsequent amendment.

(6) Code of Ethics adopted by Pyramis Global Advisers, LLC, is to be filed by subsequent amendment.

___________________

Item 24. Trusts Controlled by or Under Common Control with this Trust

The Board of Trustees of the trust is not the same as the board of the other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its adviser. The officers of the Trust are elected separately but are substantially similar to those of the other Fidelity funds. The Trust takes the position that it is not under common control with the other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of the Investment Adviser

(1) STRATEGIC ADVISERS, INC.

Strategic Advisers, Inc. serves as investment adviser to the funds and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance. The directors and officers of Strategic Advisers have held, during the past two fiscal years, the following positions of a substantial nature.

Mary Brady

Assistant Secretary of FMR, FMRC, and FDC (2008); Secretary of FMR LLC (2009), FMR Japan, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2008); Previously served as Assistant Secretary of FRAC, FIMM, Strategic Advisers, Inc. (2008), and FMR LLC (2009).

Wilfred Chilangwa	Vice President of Strategic Advisers, Inc. (2008). Previously served as Director of Strategic Advisers, Inc. (2009).

James Cracraft	Senior Vice President of Strategic Advisers, Inc. (2008).

William Ebsworth	Director and Chief Investment Officer of Strategic Advisers, Inc. (2008); Previously served as Senior Vice President of Strategic Advisers, Inc. (2008).

Howard Galligan	Director and Chief Operating Officer of Strategic Advisers, Inc. (2008); Previously served as Senior Vice President of Strategic Advisers, Inc. (2008).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); President and Director of FIMM and Strategic Advisers, Inc. (2008).

Joseph A. Hanlon	Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, FMR H.K., FMR Japan, and Strategic Advisers, Inc. (2009).

Patricia Hurley	Senior Vice President of Strategic Advisers, Inc.

Scott B. Kuldell	Senior Vice President of Strategic Advisers, Inc. (2008); Previously served as Vice President of Strategic Advisers, Inc. (2008).

Robert B. MacDonald	Senior Vice President of Strategic Advisers, Inc. (2008); Previously served as Vice President of Strategic Advisers, Inc. (2008).

Jeffrey Mitchell	Senior Vice President of Strategic Advisers, Inc. (2008).

Charles L. Nickerson	Senior Vice President of Strategic Advisers, Inc. (2008).

Gregory Pappas	Vice President of Strategic Advisers, Inc. (2008).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc. (2005), FMR H.K. (2008) and FMR Japan (2008).

Jeffrey P. Resnik	Senior Vice President of Strategic Advisers, Inc. (2009).

Roger T. Servison	Director of Strategic Advisers, Inc.

Alan Scheuer	Treasurer of Strategic Advisers, Inc. (2006); Chief Financial Officer (2007), and Executive Vice President (2007) of FMR LLC. Previously served as Treasurer of FMR LLC (2009).

Robert Slotpole	Senior Vice President of Strategic Advisers, Inc. (2008).

Peter D. Stahl	Assistant Secretary of FMR, FMRC, FMR Japan, FMR U.K., FRAC, FIMM, Strategic Advisers Inc., and FDC (2008).

Michele A. Stecyk	Vice President of Strategic Advisers, Inc.

Geoff Stein	Senior Vice President of Strategic Advisers, Inc. (2006).

Robert Vick	Senior Vice President of Strategic Advisers, Inc. (2008).

Erica Von Ahnen	Senior Vice President of Strategic Advisers, Inc. (2006).

J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, FMR LLC (2003) and FMR Japan (2008); Vice President, Taxation, of FMR LLC.

Jonathan F. Weed	Senior Vice President of Strategic Advisers, Inc. (2006).

(2) J.P. MORGAN INVESTMENT MANAGEMENT INC.

J.P. Morgan Investment Management Inc. serves as investment sub-adviser to the Fidelity Strategic Advisers Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc. is a wholly-owned subsidiary of JPMorgan Chase & Co. J.P. Morgan Investment Management Inc. provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

The directors and principal officers of J.P. Morgan Investment Management Inc. are listed below. Unless otherwise indicated, each director and officer has a principal business address of 245 Park Avenue, New York, New York 10167: Evelyn V. Guernsey, Managing Director, Director and President; George C.W. Gatch, Director, Managing Director; Lawrence Unrein, Director, Managing Director; Head of Private Equity and Hedge Funds; Seth P. Bernstein, Managing Director, Global Head of Fixed Income; Clive S. Brown, Director, Managing Director, Head of International Business; Iiman A. Pappas, Managing Director, Treasurer; Joseph K. Azelby, Managing Director, Head of Real Estate; Susan M. Canning, Vice President.

(3) OPPENHEIMERFUNDS, INC.

OppenheimerFunds, Inc. serves as investment sub-adviser to the Fidelity Strategic Advisers Small Cap Portfolio. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Timothy L. Abbuhl, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Emeline S. Adwers, Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments, Inc.

Carl Algermissen, Vice President & Associate Counsel	Formerly Associate Counsel & Legal Compliance Officer at Great West-Life & Annuity Insurance Co. (February 2004-October 2004).
Michael Amato, Assistant Vice President	None
Erik Anderson, Assistant Vice President	None
Tracey Beck Apostolopoulos, Assistant Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments, Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Assistant Vice President	None
Robert Baker, Vice President	None
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006). Formerly Vice President at T. Row Price Group (September 2000 - January 2006).
Michael Baldwin, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. Formerly Managing Director at Deutsche Bank (March 2001 - March 2005).
John Michael Banta, Assistant Vice President	None
Joanne Bardell, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Vice President	None
Jeff Baumgartner, Vice President	None
Marc Baylin, Vice President	Formerly Portfolio Manager at J.P. Morgan (June 2002-August 2005.
Todd Becerra, Assistant Vice President	None
Lalit K. Behal Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Assistant Vice President	Assistant Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Erik S. Berg, Assistant Vice President	None
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Vice President	None
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Robert J. Bishop, Vice President	Treasurer (since October 2003) of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation.
Beth Bleimehl, Assistant Vice President	None
John R. Blomfield, Vice President	None
Lisa I. Bloomberg, Vice President & Associate Counsel	Formerly First Vice President & Associate General Counsel of UBS Financial Services Inc. (May 1999-May 2004).
Veronika Boesch, Assistant Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
John C. Bonnell, Vice President	Vice President of Centennial Asset Management Corporation. Formerly a Portfolio Manager at Strong Financial Corporation (May 1999-May 2004).
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Senior Counsel	Formerly Vice President & Corporate Counsel at Prudential Financial Inc. (October 2002 - November 2004).
Lisa Bourgeois, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
John Boydell, Vice President	None
Michael Bromberg, Assistant Vice President	None
Joan Brunelle, Vice President	None
Kristine Bryan-Levin, Vice President	Formerly Senior Vice President at Brown Brothers Harriman (November 2002 - May 2005).
Stephanie Bullington, Assistant Vice President

Formerly Fund Accounting Manager at Madison Capital Management Company (July 2005 - October 2005 and Fund Accounting Officer at Butterfield Fund Services (Bermuda) Limited (a wholly owned subsidiary of the Bank of NT Butterfield & Sons) (September 2003 - June 2005).

Paul Burke, Assistant Vice President	None
Mark Burns, Vice President	None
Geoffrey Caan, Vice President	None
Patrick Campbell, Vice President	None
Catherine Carroll, Vice President	None
Debra Casey, Assistant Vice President	None
Maria Castro, Assistant Vice President	None
Lisa Chaffee, Assistant Vice President	None
Charles Chibnik, Assistant Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Assistant Vice President	None
H.C. Digby Clements, Vice President: Rochester Division	None
Peter V. Cocuzza, Vice President	None
Gerald James Concepcion, Assistant Vice President	Formerly (until November 2004) an RIA Marketing Associate of OppenheimerFunds, Inc.
Robert Corbett, Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Belinda J. Cosper, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
Laura Coulston, Assistant Vice President	None
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Julie C. Cusker, Assistant Vice President: Rochester Division	None
Kevin Dachille, Vice President	Formerly Fixed Income Director at National Railroad Retirement Investment Trust (May 2003 - May 2005).
John Damian, Vice President	None
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Gavin Dobson, Vice President	Formerly President at Britannic Asset Management International (September 2001 - May 2005).
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments, Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
A. Taylor Edwards, Assistant Vice President & Assistant Counsel	Formerly Associate at Dechert LLP (September 2000 - December 2005).
Venkat Eleswarapu, Vice President	Formerly Associate Professor of Finance at Texas Tech University (July 2005 - December 2005) and Assistant Professor of Finance at Southern Methodist University (January 1999 - May 2005).
Daniel R. Engstrom, Vice President	None
James Robert Erven Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Edward N. Everett, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Matthew Farkas, Assistant Vice President and Assistant Counsel	Formerly Associate at Epstein Becker & Grenn, P.C. (September 2000 - March 2006).
Kristie Feinberg, Vice President	None
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John's College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Bradley G. Finkle, Vice President	Vice President of OppenheimerFunds Distributor, Inc. Formerly Head of Business Management/Proprietary Distribution at Citigroup Asset Management (August 1986-September 2004).
John E. Forrest, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
David Foxhoven, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Colleen M. Franca, Assistant Vice President	None
Barbara Fraser, Vice President & Associate Counsel	Formerly Attorney in Private Practice (April 2000 - November 2005).
Thomas Frengillo, Assistant Vice President	Formerly Continuous Improvement Manager at RR Donnelley & Sons (February 1988 - June 2004).
Dominic Freud, Vice President	None
Dan Gagliardo, Assistant Vice President	None
Hazem Gamal, Vice President	None
Seth Gelman, Vice President	Formerly an Associate in the Asset Management Legal Department at Goldman Sachs & Co. (February 2003 - August 2004).
Timothy Gerlach, Assistant Vice President	None
Subrata Ghose, Vice President	None
Charles W. Gilbert, Assistant Vice President	None
Kurt Gibson, Assistant Vice President	Formerly Manager at Barclays Capital (January 2002 - April 2006).
Phillip S. Gillespie, Senior Vice President & Deputy General Counsel	Formerly First Vice President of Merrill Lynch Investment Management (2001 to September 2004).
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
Jill E. Glazerman, Senior Vice President	None
Benjamin J. Gord, Vice President	Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.
Leyla Greengard, Assistant Vice President	None
Robert B. Grill, Senior Vice President	None
Carol Guttzeit, Vice President	None
Robert Haley, Assistant Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Robert W. Hawkins, Assistant Vice President & Assistant Counsel	Formerly an Associate at Shearman and Sterling LLP (July 2004 - August 2005) and Dechert LLP (September 2000 -June 2004).
Thomas B. Hayes, Vice President	None
Jennifer Heathwood, Vice President	None
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Edward Henderson, Assistant Vice President	Formerly Director of Corporate Purchasing and Risk Management at StarTek Inc. (January 2003 - May 2005).
Daniel Hermann, Assistant Vice President	None
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Brian Hourihan, Vice President & Associate Counsel	Assistant Secretary of OFI Institutional Asset Management, Inc. (since April 2006). Formerly Vice President and Senior Counsel at Massachusetts Financial Service Company (June 2004 - March 2006).
Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds (Asia) Limited.
James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	Vice President (since January 2004) of OppenheimerFunds Distributor Inc.
Kathleen T. Ives, Vice President, Senior Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

William Jaume, Vice President	Senior Vice President of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Director of OFI Trust Company.
Frank V. Jennings, Vice President	None
John Jennings, Vice President	None
John Michael Johnson, Assistant Vice President	None
Lisa Kadehjian, Assistant Vice President	Formerly Vice President, Compensation Manager at The Bank of New York (November 1996-November 2004).
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Assistant Vice President	None
Thomas W. Keffer, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Assistant Vice President & Marketing Compliance Manager	Formerly Vice President and Senior Compliance Officer, Guardian Trust Company, FSB at The Guardian Life Insurance Company of America (since February 1998 - November 2005).
Martin S. Korn, Senior Vice President	Formerly a Senior Vice President at Bank of America (Wealth and Investment Management Technology Group) (March 2002-August 2004).
Dimitrios Kourkoulakos, Senior Vice President	None
Brian Kramer, Vice President	None
Paul Kunz, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments, Inc.
Jeffrey P. Lagarce, Senior Vice President

President & Chief Marketing Officer of OFI Institutional Asset Management, Inc. as of January 2005. Formerly Executive Vice President-Head of Fidelity Tax-Exempt Services Business at Fidelity Investments (August 1996-January 2005).

John Latino, Vice President	None
Kristina Lawrence, Vice President	None
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	None
Kevin Lee, Vice President	Formerly Vice President at Delaware Investments (October 2000 - February 2005).
Randy Legg, Vice President & Assistant Counsel	None
Laura Leitzinger, Senior Vice President	Senior Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.
Justin Leverenz, Vice President	Formerly, a research/technology analyst at Goldman Sachs, Taiwan (May 2002-May 2004).
Michael S. Levine, Vice President	None
Brian Levitt, Assistant Vice President	None
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President of OFI Private Investment, Inc. Formerly Executive Vice President & Chief Operating Officer at Fred Alger Management, Inc. (July 1996 - February 2005).
Daniel Lifshey, Assistant Vice President	Formerly a Marketing Manager at PIMCO Advisors (January 2002-September 2004).
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Assistant Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran Vice President: Rochester Division	None
Patricia Lovett, Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	Formerly Senior Director at Clinical Development Capital LLC/Care Capital LLC (August 2002 - October 2005).
Steven Lucaccini, Assistant Vice President	Formerly Director and High Yield Analyst at UBS Global Asset Management (November 2001 - April 2005).
Dongyan Ma, Assistant Vice President	None
Steve Macchia, Vice President	None
Mark H. Madden, Vice President	Formerly Senior Vice President & Senior Portfolio Manager with Pioneer Investments, Inc. (July 1990 - July 2004).
Jerry Mandzij, Vice President	None
Angelo G. Manioudakis Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of OFI Institutional Asset Management, Inc.
Susan Mattisinko, Vice President & Associate Counsel

Assistant Secretary of Centennial Asset Management Corporation, HarbourView Asset Management Corporation, Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Real Asset Management, Inc.

Carolyn Maxson, Assistant Vice President	None
William T. Mazzafro, Assistant Vice President	Formerly self-employed as a consultant securities (January 2004 - December 2005).
Trudi McKenna, Assistant Vice President	Formerly Leadership Development Supervisor at JetBlue Airways (July 2003 - October 2005).
Jay Mewhirter, Vice President	Formerly Director of Application Development at AMVESCAP (September 1999 - March 2005).
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	Formerly Senior Vice President at Lehman Bros. (April 1995 - March 2006).
Joseph McGovern, Vice President	None
Charles L. McKenzie, Senior Vice President

Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President; Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

Michael Medev, Assistant Vice President	None
Lucienne Mercogliano, Assistant Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	Formerly a Supervisor at Janus (May 2004-October 2004).
Rejeev Mohammed, Assistant Vice President	None
Nikolaos D. Monoyios, Senior Vice President	None
Jill Mulachy, Vice President: Rochester Division	None
John V. Murphy, Chairman, President, Chief Executive Officer & Director

President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Private Investments, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute's Board of Governors.

Meaghan Murphy, Assistant Vice President	Formerly Marketing Professional, RFP Writer at JP Morgan Fleming Asset Management (May 2002 - October 2004).
Suzanne Murphy, Vice President	None
Thomas J. Murray, Vice President	None
Kenneth Nadler, Vice President	None
Paul Newman, Assistant Vice President	None
Richard Nichols, Vice President	None
William Norman, Assistant Vice President	None
James B. O'Connell, Assistant Vice President	Formerly a Senior Designer Manager of OppenheimerFunds, Inc. (April 2002 - December 2004).
Matthew O'Donnell, Assistant Vice President	None
Tony Oh, Assistant Vice President	Formerly Director of SEC Reporting at Teletech Holdings (July 2004 - April 2005. Audit Manager at Deloitte & Touche (January 1997 - June 2004).
John O'Hare, Vice President	None
John J. Okray, Vice President

Formerly Vice President, Head of Trust Operations at Lehman Brothers (June 2004-October 2004) prior to which he was an Assistant Vice President, Director of Trust Services at Cambridge Trust Company (October 2002-June 2004).

Lerae A. Palumbo, Assistant Vice President	None
Anthony Parish, Assistant Vice President	None
Kathleen Patton, Assistant Vice President	None
David P. Pellegrino, Vice President	None
Allison C. Pells, Assistant Vice President	None
Robert H. Pemble, Assistant Vice President	None
Lori L. Penna, Vice President	Formerly an RFP Manager/Associate at JPMorgan Chase & Co. (June 2001-September 2004).
Brian Petersen, Assistant Vice President	None
Marmeline Petion-Midy, Assistant Vice President	Formerly a Senior Financial Analyst with General Motors, NY Treasurer's Office (July 2000-August 2004).
David Pfeffer, Senior Vice President & Chief Financial Officer	Senior Vice President of HarbourView Asset Management Corporation since February 2004.
Sanjeev Phansalkar, Assistant Vice President	Formerly Consultant at The Solomon-Page Group (October 2004 - September 2005).
James F. Phillips, Vice President	None
Scott Phillips, Vice President	Formerly Vice President at Merrill Lynch Investment Management (June 2000-July 2004).
Gary Pilc, Assistant Vice President	None
John Piper, Assistant Vice President	Assistant Vice President of Shareholder Services, Inc.
Jeaneen Pisarra, Vice President	None
Nicolas Pisciotti, Assistant Vice President	Formerly Assistant Vice President at ING (April 2002 - May 2005).
Jason Pizzorusso, Vice President	None
David Poiesz, Senior Vice President, Head of Growth Equity Investments	Formerly a Senior Portfolio Manager at Merrill Lynch (October 2002-May 2004).
Sergei Polevikov, Assistant Vice President	None
Semyon Polyak, Vice President	Formerly Vice President and Co-Portfolio Manager at Pioneer Investments (June 1998 - August 2005).
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	Formerly Sennior Program Manager at Dendant Telecommunications (May 2002-September 2004).
Jane C. Putnam, Vice President	None
Paul Quarles, Assistant Vice President	Formerly a Principal at AIM Management Group, Inc. (October 1997-October 2004).
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Corry E. Read, Assistant Vice President	None
Marc Reinganum, Vice President	None
Jill Reiter, Assistant Vice President	None
Eric Rhodes, Assistant Vice President	None
Eric Richter, Vice President

Vice President of HarbourView Asset Management Corporation. Formerly Investment Officer at Alaska Permanent Fund Corporation (April 2005 - February 2006); Vice President at Loomis Sayles & Co. (July 1997 - April 2005).

Claire Ring, Assistant Vice President	None
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Robert Robis, Assistant Vice President	Formerly a Proprietary Trader at J.P. Morgan Chase & Co. (May 2004-May 2005).
Antoinette Rodriguez, Vice President	None
Stacey Roode, Vice President	None
Jeffrey S. Rosen, Vice President	None
Stacy Roth, Vice President	None
James H. Ruff, Executive Vice President	President & Director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Executive Vice President of OFI Private Investments, Inc.
Adrienne Ruffle, Assistant Vice President & Assistant Counsel	Formerly an Associate with Sidley Austin Brown & Wood LLP (September 2002-February 2005).
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	Formerly a research analyst in the large equities group at Credit Suisse Asset Management (August 2001-June 2004).
Rohit Sah, Vice President	None
Valerie Sanders, Vice President	None
Karen Sandler, Assistant Vice President	None
Rudi W. Schadt, Vice President	None
Ellen P. Schoenfeld, Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments, Inc.
Asutosh Shah, Vice President	Formerly Vice President at Merrill Lynch Investment Managers (February 2002 - February 2006).
Kamal Shah, Vice President	Formerly Senior Vice President Chief Technology Officer at Tremont Capital Management (March 1998 - July 2005).
Nava Sharma, Vice President	None
Satvinder Singh, Assistant Vice President	None
Thomas Siomades, Vice President	Formerly Vice President, Portfolio Management at Curian Capital LLC (December 2002 - September 2005).
David C. Sitgreaves, Assistant Vice President	None
Edward James Sivigny Assistant Vice President	None
Enrique H. Smith, Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Jennifer Stevens, Assistant Vice President	None
John P. Stoma, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Amy Sullivan, Assistant Vice President	None
Deborah A. Sullivan, Vice President & Assistant Counsel	Secretary of OFI Trust Company.
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Thomas Swaney, Vice President	None
Brian C. Szilagyi, Assistant Vice President	Director of Financial Reporting and Compliance at First Data Corporation (April 2003-June 2004).
Matthew Tartaglia, Vice President	None
Martin Telles, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Vincent Toner, Assistant Vice President	None
Melinda Trujillo, Assistant Vice President	Formerly Senior Manager at CoBank, ACB (January 2004 - April 2006).
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Assistant Vice President	None
Cameron Ullyat, Assistant Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Assistant Counsel	Formerly Assistant General Counsel at Reserve Management Company, Inc. (April to December 2004).
Rene Vecka, Assistant Vice President: Rochester Division	None
Vincent Vermette, Assistant Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Elaine Villas-Obusan, Assistant Vice President	None
Carol E. Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.
Oliver Wolff, Assistant Vice President	None
Kurt Wolfgruber, Executive Vice President, Chief Investment Officer & Director

Director of Tremont Capital Management, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Lucy Zachman, Assistant Vice President	None
Robert G. Zack Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Ltd and OppenheimerFunds plc; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director of Oppenheimer Real Asset Management, Inc. and OppenheimerFunds (Asia) Limited); Vice President of OppenheimerFunds Legacy Program.

Neal A. Zamore, Vice President	None
Anna Zatulovskaya, Assistant Vice President	None
Mark D. Zavanelli, Vice President	None
Alex Zhou, Assistant Vice President	None
Arthur J. Zimmer, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

The Oppenheimer Funds include the following:

Centennial California Tax Exempt Trust

Centennial Government Trust

Centennial Money Market Trust

Centennial New York Tax Exempt Trust

Centennial Tax Exempt Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

OFI Tremont Market Neutral Hedge Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Dividend Growth Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Emerging Technologies Fund

Oppenheimer Enterprise Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Growth Fund

Oppenheimer High Yield Fund

Oppenheimer International Bond Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer International Value Fund (a series of Oppenheimer International Value Trust)

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Aggressive Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)

Oppenheimer Quest Capital Value Fund, Inc.

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid- Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Quest Value Fund, Inc.

Oppenheimer Real Asset Fund

Oppenheimer Real Estate Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer Strategic Income Fund

Oppenheimer Tremont Market Neutral Fund, LLC

Oppenheimer Tremont Opportunity Fund, LLC

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (4 series):

Government Securities Portfolio

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of Tremont Capital Management, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds (Asia) Limited is Central Tower, 28 Queen's Road, Suite 1601, Central, Hong Kong.

The address of Oppenheimer Capital LLC is 1345 Avenue of the Americas, 49th Floor, New York, New York 10105-4800.

(4) ARNHOLD & S. BLEICHROEDER ADVISERS, LLC

Henry H. Arnhold

Director, Arnhold and S. Bleichroeder Advisers, LLC; Chairman of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; Director, Aquila International Fund Limited; Trustee, The New School for Social Research; Director, Conservation International.

John P. Arnhold

Chairman, CEO and Director, Arnhold and S. Bleichroeder Advisers, LLC; Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, ASB Securities LLC; prior to March 2005, President and Director, Natexis Bleichroeder Inc. and Natexis Bleichroeder, UK; Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Hanseatic Asset Management LBG; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Sports and Arts in Schools Foundation; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds.

Michael M. Kellen

Director, Vice Chairman, Arnhold and S. Bleichroeder Advisers, LLC; Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Director, Arnhold and S. Bleichroeder Advisers UK, Ltd.; Director, ASB Securities, LLC; Director, Arnhold Ceramics.

Patrick A. Keenan	Chief Financial Officer, Arnhold and S. Bleichroeder Advisers, LLC; Chief Financial Officer, Arnhold and S. Bleichroeder Holdings, Inc. and ASB Securities LLC.

Robert Miller	Senior Vice President and Director of Arnhold and S. Bleichroeder Advisers, LLC; Director, Arnhold and S. Bleichroeder, UK Ltd.

Mark D. Goldstein

General Counsel, Chief Compliance Officer, Senior Vice President and Secretary of Arnhold and S. Bleichroeder Advisers, LLC; General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998.

Bridget A. Macaskill

Arnhold and S. Bleichroeder Advisers, LLC, President, Chief Operating Officer and Director (2009 - Present) Arnhold and S. Bleichroeder Holdings, Inc., Director (2009 - Present) Prudential plc, Board Member (2003 - Present); TIAA-CREF, CREF Trustee (2003 - Present) Merrill Lynch, Independent Consultant appointed under the terms of the Global Research Settlement (2003 - Present) BAM Consulting LLC, Principal and Founder (2003 - 2009) Fannie Mae, Board Member (2005 - 2008) J. Sainsbury plc, Board Member (2002 - 2006) Scottish & Newcastle plc, Board Member (2007 - 2008) Bachelor of Science (Honors) in Psychology, University of Edinburgh, Edinburgh, Scotland (1970) Diploma in Post-Graduate Business Studies, Edinburgh College of Commerce, Edinburgh, Scotland (1971).

(5) LAZARD ASSET MANAGEMENT, LLC

The following is a list of the directors and senior officers of the Investment Manager. Information as to any other business, profession, vocation or employment of a substantial nature engaged in by Mr. Wasserstein during the past two years, is incorporated by reference to the information contained in the most recent proxy statement of Lazard Ltd or the most recent Form 10-K of Lazard Ltd, filed with the SEC on March 16, 2009 and March 2, 2009, respectively. None of the persons listed below, other than Mr. Wasserstein, has had other business connections of a substantial nature during the past two fiscal years.

Charles G. Ward	Director

Bruce Wasserstein	Director

Ashish Bhutani	Chief Executive Officer and Director

Charles Carroll	Deputy Chairman

Andrew Lacey	Deputy Chairman

John Reinsberg	Deputy Chairman

Robert P. DeConcini	Chairman USA

Gabrielle Boyle	Senior Managing Director

Andreas Huebner	Senior Managing Director

Robert Prugue	Senior Managing Director

Bill Smith	Senior Managing Director

Jennifer Abate	Managing Director

Michael Bennett	Managing Director

Maureen Beshar	Managing Director

Christopher Blake	Managing Director

Nicholas Bratt	Managing Director

Charles Burgdorf	Managing Director

Irene Cheng	Managing Director

Henry Choon	Managing Director

David Cleary	Managing Director

Kenneth Colton	Managing Director

Robert Connin	Managing Director

Alex Custis	Managing Director

Kun Deng	Managing Director

James Donald	Managing Director

Anthony Dote, Jr.	Managing Director

Yury Dubrovsky	Managing Director

Michael Fry	Managing Director

Kris Haber	Managing Director

William Holzer	Managing Director

Peter Hunsberger	Managing Director

Matthias Kruse	Managing Director

John Lee	Managing Director

Mark Little	Managing Director

Carmine Lizza	Managing Director

Gerald B. Mazzari	Managing Director

Andrew Norris	Managing Director

Nathan Paul	Managing Director

Brian Pessin	Managing Director

Michael Powers	Managing Director

Sean Reynolds	Managing Director

Susan Roberts	Managing Director

Robert Rowland	Managing Director

Nina Saglimbeni	Managing Director

James Schachtel	Managing Director

Ulrich Schweiger	Managing Director

Durrin Sokol	Managing Director

Jeremy Taylor	Managing Director

Ronald Temple	Managing Director

Richard Tutino	Managing Director

Merida Welles	Managing Director

Markus van de Weyer	Managing Director

Charles Wilson	Managing Director

(6) PYRAMIS GLOBAL ADVISORS, LLC

The directors and officers of Pyramis have held, during the past two fiscal years, the following positions of a substantial nature.

Kevin Uebelein	Director (Chairman), President and Chief Executive Officer

William Dailey	Director, Treasurer and Chief Financial Officer

Young Chin	Director and Chief Investment Officer

Patrick McNelis	Director

Michael Cappucci	Secretary

Mark Friebel	Senior Vice President

Robert Swanson	Vice President

Michael Tabachnick	Assistant Secretary

William Taussig	Assistant Secretary

Kenneth Rathgeber	Chief Compliance Officer

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company (FMR)
82 Devonshire Street
Boston, MA 02109

FMR Co., Inc. (FMRC)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong, Hong Kong

Fidelity Management & Research (Japan) (FMR Japan)
82 Devonshire Street
Boston, MA 02109

Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
82 Devonshire Street
Boston, MA 02109

Fidelity Research & Analysis Company (FRAC)
82 Devonshire Street
Boston, MA 02109

Fidelity Investments Money Management, Inc. (FIMM)
82 Devonshire Street
Boston, MA 02109

FIL Investment Advisors (FIIA)
Pembroke Hall
42 Crow Lane
Pembroke, Bermuda HM 19

FIL Investment Advisors (U.K.) Ltd. (FIIA(U.K.)L)
25 Cannon Street
London, England EC4M5TA

Fidelity Investments Japan Limited (FIJ)
Shiroyama Trust Tower
4-3-1, Toranomon, Minato-ku,
Tokyo, Japan 105-6019

Strategic Advisers, Inc.
82 Devonshire Street
Boston, MA 02109

FMR LLC
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation (FDC)
82 Devonshire Street
Boston, MA 02109

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, NY 10167

OppenheimerFunds, Inc.

Two World Financial Center

225 Liberty Street, 11th Floor

New York, NY 10281-1008

Arnhold & S. Bleichroeder Advisers, LLC

1345 Avenue of the Americas

New York, NY 10105

Lazard Asset Management, LLC

30 Rockefeller Plaza

New York, NY 10112

Pyramis Global Advisers, LLC

900 Salem Street

Smithfield, RI 02917

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by Strategic Advisers, Inc. or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Thomas G. Coogan	Director and President (2009)	None
Susan Boudrot	Chief Compliance Officer (2004)	None
Jane Greene	Treasurer and Controller	None
Rodger A. Lawson	Director	None
William F. Loehning	Executive Vice President (2003)	None
Mary Brady	Assistant Secretary (2008)	None
Peter D. Stahl	Assistant Secretary (2008)	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA 02109

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Strategic Advisers, Inc., and Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, State Street Bank & Trust Company, 1776 Heritage Drive, Quincy, MA 02171. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets.

Item 29. Management Services

None.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 6th day of October 2009.

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	Fidelity Rutland Square Trust II
	By	/s/ Mark Osterheld
Mark Osterheld, President

Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Mark Osterheld	President and Treasurer	October 6, 2009
Mark Osterheld	(Principal Executive Officer)

/s/ Nicholas E. Steck	Chief Financial Officer	October 6, 2009
Nicholas E. Steck	(Principal Financial Officer)

*	Trustee	October 6, 2009
Peter C. Aldrich

*	Trustee	October 6, 2009
Ralph F. Cox

/s/ Boyce I. Greer	Trustee	October 6, 2009
Boyce I. Greer

*	Trustee	October 6, 2009
Karen Kaplan

/s/ Roger T. Servison	Trustee	October 6, 2009
Roger T. Servison

* By: /s/ Joseph R. Fleming
 Joseph R. Fleming, attorney in fact

POWER OF ATTORNEY

We, the undersigned Trustees of Fidelity Rutland Square Trust II (the "Trust"), pursuant to the authority granted to the Trust's Board of Trustees in Section 4.01(l) of Article IV of the Trust's Trust Instrument dated March 8, 2006, hereby constitute and appoint Joseph R. Fleming our true and lawful attorney-in-fact to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of (i) the Securities Act of 1933, as amended, and any related rules, regulations, orders or other requirements of the Securities and Exchange Commission, (ii) the Investment Company Act of 1940, as amended, and any related rules, regulations, orders or other requirements of the Securities and Exchange Commission, and (iii) state or municipal securities, business entities and tax laws, and any related requirements of such states or municipalities. We hereby ratify and confirm all that said attorney-in-fact may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 7, 2006.

WITNESS our hands on this 7th day of December, 2006.

/s/ Peter C. Aldrich
Peter C. Aldrich

/s/ Howard E. Cox, Jr.
Howard E. Cox, Jr.

/s/ Ralph F. Cox
Ralph F. Cox

POWER OF ATTORNEY

I, the undersigned Trustees of Fidelity Rutland Square Trust II (the "Trust"), pursuant to the authority granted to the Trust's Board of Trustees in Section 4.01(l) of Article IV of the Trust's Trust Instrument dated March 8, 2006, hereby constitute and appoint Joseph R. Fleming my true and lawful attorney-in-fact to sign for me and in my name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of (i) the Securities Act of 1933, as amended, and any related rules, regulations, orders or other requirements of the Securities and Exchange Commission, (ii) the Investment Company Act of 1940, as amended, and any related rules, regulations, orders or other requirements of the Securities and Exchange Commission, and (iii) state or municipal securities, business entities and tax laws, and any related requirements of such states or municipalities. I hereby ratify and confirm all that said attorney-in-fact may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after February 2, 2007.

WITNESS my hand on this 2nd day of February, 2007.

/s/ Karen Kaplan
Karen Kaplan